SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   October 28, 2015

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

____________________Not Applicable_____________________
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 28, 2015, the Company issued a press release reporting its financial results for the third quarter of 2015 (the "Earnings Release").  A copy of the Earnings Release is included as Exhibit 99.1 hereto and hereby incorporated by reference.  The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 5.02.            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(d)            Election of Director
On October 28, 2015, Ms. Sheryl Palmer was elected as a Director of Interface, Inc.  Ms. Palmer is the President and Chief Executive Officer of Taylor Morrison Home Corporation.  Ms. Palmer was elected by the Board of Directors to fill a vacancy created by an increase in the number of Directors from 9 to 10, and Ms. Palmer will serve until the next election of Directors by the shareholders and until the election and qualification of her successor.  Ms. Palmer was nominated for the position by the Nominating Committee of the Board of Directors after a selection process.
(e)            Amendment of Executive Bonus Plan
On October 28, 2015, the Compensation Committee of the Company's Board of Directors approved and adopted an amendment to the Interface, Inc. Executive Bonus Plan.  The amendment added provisions (Sections 2(o) and 6(j)) stating that all awards under the plan are subject to any policy of recoupment of compensation adopted or amended from time to time by the Board of Directors or the Compensation Committee as it deems necessary or desirable to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (providing for recovery of erroneously awarded compensation), Section 304 of the Sarbanes-Oxley Act of 2002 (providing for forfeiture of certain bonuses and profits), and any implementing rules and regulations of the U.S. Securities and Exchange Commission and applicable listing standards of a national securities exchange adopted in accordance with either of those Acts.  A copy of the Interface, Inc. Executive Bonus Plan, as amended, is attached hereto as Exhibit 99.2 and hereby incorporated by reference.
ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On October 28, 2015, the Company amended and restated its Bylaws.  The revisions restate the officer positions and their respective duties in Section 6 of Article IV, remove references to the former Class A/Class B common stock structure, and make certain other references gender neutral.  A copy of the Bylaws, as amended and restated, is included as Exhibit 3.1 hereto and hereby incorporated by reference.
ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial Statements of Businesses Acquired.

None.

(b)            Pro Forma Financial Information.

None.

(c)            Shell Company Transactions.

None.

(d)            Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended and restated October 28, 2015.
99.1	Press Release of Interface, Inc., dated October 28, 2015, reporting its financial results for the third quarter of 2015 (furnished pursuant to Item 2.02 of this Report).
99.2	Interface, Inc. Executive Bonus Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Senior Vice President
Date: October 28, 2015

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws, as amended and restated October 28, 2015.
99.1	Press Release of Interface, Inc., dated October 28, 2015, reporting its financial results for the third quarter of 2015 (furnished pursuant to Item 2.02 of this Report).
99.2	Interface, Inc. Executive Bonus Plan, as amended.